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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference, in Interwoven, Inc.'s registration statements on Form S-3 (Nos. 333-49184 and 333-50566) and on Form S-8 (Nos. 333-88725, 333-39914, 333-42690, 333-46662, 333-49926 and 333-54250),
of our report dated January 28, 2000 relating to the financial statements, which is incorporated in this Annual Report on Form 10-K.

                                          /s/ PricewaterhouseCoopers LLP

San Jose, California
March 30, 2001